UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 23, 2007

KOMAG, INCORPORATED
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-16852	94-2914864
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1710 Automation Parkway, San Jose, California		95131
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408-576-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Komag, Incorporated and Komag USA (Malaysia) Sdn (collectively, "Komag") supply media to Seagate Technology International ("Seagate") under existing media supply agreements. In the second quarter of 2006 Seagate acquired Maxtor Corporation ("Maxtor"). On February 23, 2007, Komag and Maxtor (now a subsidiary of Seagate) agreed to terminate the separate Maxtor media supply agreement and Komag and Seagate agreed to amend the Seagate media supply agreement to include certain commitments from the Maxtor agreement. In addition, Komag and Seagate entered into a new Substrate Product Supply Agreement.

The original media supply agreement between Komag and Seagate provided, among other terms and conditions, for Komag to meet certain specified supply volume obligations and for Seagate to pay an amount to secure those volume obligations, subject to payback based on its purchases. The amendment to the Seagate media supply agreement modifies terms and conditions including, volume commitment, termination and payment terms. The term of the amended agreement is through October 1, 2009, subject to certain renewal periods.

The new Substrate Supply Agreement with Seagate provides, among other terms and conditions, for Komag to meet certain specified supply obligations with respect to substrate products and for Seagate to meet certain purchase obligations. The initial term of the Substrate Supply Agreement is from January 1, 2007 until December 31, 2008, subject to annual renewal provisions.

The above descriptions of the new Substrate Product Supply Agreement and the amendment to the Seagate media supply agreement are qualified in their entirety by reference to the full text of those agreements, copies of which will be filed as exhibits to Komag’s next periodic report on Form 10-Q, with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

A copy of the press release announcing that Komag and Seagate have expanded their strategic relationship and that in addition to the existing media supply agreement between the parties, Komag will also provide Seagate with additional aluminum substrates is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

As discussed above and incorporated herein by reference, on February 23, 2007, Komag and Maxtor agreed to terminate the existing Maxtor media supply agreement, dated as of October 6, 2003, as amended on July 8, 2005. The termination of the existing Maxtor media supply agreement is effective as of February 20, 2007.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. and Description
99.1 Press Release dated February 27, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOMAG, INCORPORATED

February 27, 2007	By:	Kathleen A. Bayless

Name: Kathleen A. Bayless
Title: Senior Vice President, Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 27, 2007